SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 6, 2011

CARBON SCIENCES, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-144931	24-5451302
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

5511-C Ekwill Street, Santa Barbara, California 93111
 (Address of principle executive offices)

(805) 456-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Marcelle S. Balcombe, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Effective June 6, 2011, Carbon Sciences, Inc., a Nevada corporation (the “Company”) common stock commenced trading under a new trading symbol, “CABND”. The new trading symbol was assigned by Financial Industry Regulatory Authority (FINRA) in connection with the approval of the Company’s 1-for-40 reverse stock split. The Company’s trading symbol will revert to “CABN” within 20 business days.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CARBON SCIENCES, INC.

Date: June 7, 2011	By:	/s/ Byron Elton
Byron Elton
Chief Executive Officer

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